UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

DIEDRICH COFFEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200

Irvine, California 92614

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 4.02 contains information about adjustments to the quarterly results of Diedrich Coffee, Inc.’s fiscal year 2004, and is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As discussed in greater detail below, as part of the Company’s accounting activities during its year-end audit, the Company determined that an adjustment was required to recognize $113,000 of additional franchise revenue in the first quarter of fiscal 2004 under a franchise agreement that had terminated in that quarter, and, as a consequence, a correction of reported year-to-date income for its second and third quarters of fiscal year 2004 was also required. This adjustment had no effect on reported revenues and earnings for the 2004 fiscal year. The net effect of all of the adjustments described below was simply to increase first quarter 2004 revenue and earnings by $113,000 and reduce fourth quarter revenue and earnings by the same amount.

On September 28, 2004, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company concluded that the following Unaudited Condensed Consolidated Financial Statements for the Company’s first three fiscal quarters of 2004 should not be relied upon: the Condensed Consolidated Balance Sheets as of September 24, 2003, December 17, 2003 and March 10, 2004; the Condensed Consolidated Statements of Operations for the twelve weeks ended September 24, 2003, the twenty-four weeks ended December 17, 2003 and the thirty-six weeks ended March 10, 2004; the Condensed Consolidated Statements of Cash Flows for the twelve weeks ended September 24, 2003, the twenty-four weeks ended December 17, 2003 and the thirty-six weeks ended March 10, 2004; and the Notes to Condensed Consolidated Financial Statements for each of the periods identified above.

Accordingly the financial statements for the periods ended September 24, 2003, December 17, 2003 and March 10, 2004 that were included in the Company’s Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission on November 7, 2003, January 30, 2004 and April 26, 2004, respectively, or included in previous announcements should not be relied upon. The Audit Committee has discussed this conclusion with the Company’s independent auditor.

Fiscal Year 2004 – First Fiscal Quarter

With respect to the first quarter of fiscal 2004, ended September 24, 2003, and the Company’s Condensed Consolidated Balance Sheet as of September 24, 2003: deferred franchise fee income was overstated by $113,000; total current liabilities were overstated by $113,000; total liabilities were overstated by $113,000; accumulated deficit was overstated by $113,000; and total stockholder’s equity was understated by $113,000.

With respect to the first quarter of fiscal 2004, ended September 24, 2003, and the Company’s Condensed Consolidated Statements of Operations for the twelve weeks ended September 24, 2003: franchise revenue was understated by $113,000; total revenue was understated by $113,000; operating loss was overstated by $113,000; loss before income tax provision was overstated by $113,000; net loss was overstated by $113,000; and basic and diluted net loss per share were overstated by $0.02.

With respect to the first quarter of fiscal 2004, ended September 24, 2003, and the Company’s Condensed Consolidated Statements of Cash Flows for the twelve weeks ended September 24, 2003: net loss was overstated by $113,000; and deferred franchise fee income and franchisee deposits were overstated by $113,000.

Fiscal Year 2004 – Second Quarter

With respect to the second quarter of fiscal 2004, ended December 17, 2003, and the Company’s Condensed Consolidated Balance Sheet as of December 17, 2004: deferred franchise fee income was overstated by $113,000; total current liabilities were overstated by $113,000; total liabilities were overstated by $113,000; accumulated deficit was overstated by $113,000; and total stockholder’s equity was understated by $113,000.

With respect to the second quarter of fiscal 2004, ended December 17, 2003, and the Company’s Condensed Consolidated Statements of Operations for the twenty-four weeks ended December 17, 2003: franchise revenue was understated by $113,000; total revenue was understated by $113,000; operating income was understated by $113,000; income before income tax provision was understated by $113,000; net income was understated by $113,000; and basic and diluted net income per share were understated by $0.02.

With respect to the second quarter of fiscal 2004, ended December 17, 2003, and the Company’s Condensed Consolidated Statements of Cash Flows for the twenty-four weeks ended December 17, 2003: net income was understated by $113,000; and deferred franchise fee income and franchisee deposits were overstated by $113,000.

Fiscal Year 2004 – Third Quarter

With respect to the third quarter of fiscal 2004, ended March 10, 2004, and the Company’s Condensed Consolidated Balance Sheet as of March 10, 2004: deferred franchise fee income was overstated by $113,000; total current liabilities were overstated by $113,000; total liabilities were overstated by $113,000; accumulated deficit was overstated by $113,000; and total stockholder’s equity was understated by $113,000.

With respect to the third quarter of fiscal 2004, ended March 10, 2004, and the Company’s Condensed Consolidated Statements of Operations for the thirty-six weeks ended March 10, 2004: franchise revenue was understated by $113,000; total revenue was understated by $113,000; operating income was understated by $113,000; income before income tax provision was understated by $113,000; net income was understated by $113,000; and basic and diluted net income per share were understated by $0.02.

With respect to the third quarter of fiscal 2004, ended March 10, 2004, and the Company’s Condensed Consolidated Statements of Cash Flows for the thirty-six weeks ended March 10, 2004: net income was understated by $113,000; and deferred franchise income and franchisee deposits were overstated by $113,000.

Fiscal Year 2004 – Net Effect of Adjustments

The net effect of all of the restatement adjustments for the each of the first, second and third quarters of fiscal 2004 was to increase revenues by $113,000 and reduce the net loss for the first quarter by $113,000, or $0.02 per share, and to increase year-to-date net income for the second and third quarters by $113,000, or $0.02 per share. The previously reported revenue for the fourth quarter was also reduced by $113,000, and previously reported net income was reduced by $113,000, or $0.02 per share. Previously reported revenue for fiscal 2004 of $54,625,000 was not affected by these adjustments. Previously reported net income for fiscal 2004 of $266,000, or $0.05 per share, was not affected by these adjustments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2004

DIEDRICH COFFEE, INC.

By:	/s/ Martin A. Lynch
Martin A. Lynch
Executive Vice President and
Chief Financial Officer